UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 28, 2015

Intrawest Resorts Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36286	46-3681098
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1621 18th Street, Suite 300, Denver, Colorado 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 749-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Credit Agreement

On April 29, 2015, Intrawest Resort Holdings, Inc. (the “Company”) and certain of the Company’s subsidiaries that guarantee the Company’s Senior Debt executed the second amendment (the “Second Amendment”) to the Company’s existing credit agreement (the “Credit Agreement”) dated as of December 9, 2013.  The Second Amendment adjusted the Company’s $592.8 million term loan facility (the “Term Loan”) to reduce the applicable margin for borrowings under the Term Loan from 4.5% to 3.75% for adjusted LIBOR loans. The applicable margin for borrowings under the LC Facility and Revolver did not change from the Company’s current applicable margin of 4.5%.

In addition to the re-pricing of the applicable margin, the terms of the Second Amendment also provide a twelve month “soft call” protection for lenders at a price of 101, or 101% of the then current Term Loan principal amount. A copy of the Second Amendment is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

All other terms and conditions of the Second Amendment are consistent with the Credit Agreement, hereby incorporated by reference, as filed as an exhibit to the Company’s S-1/A registration statement on December 16, 2013 as well as the Incremental Amendment to the Credit Agreement filed as an exhibit to the Company’s Form 8-K on September 19, 2014.

Amendment to Special Use Permit

On April 28, 2015 the United States Department of Agriculture Forest Service and the City and County of Denver, through the Winter Park Recreational Association, executed the fifth amendment (the “Fifth Amendment”) to the United States Department of Agriculture Forest Service Special Use Permit (the “Special Use Permit”) dated December 8, 1983, hereby incorporated by reference, as filed as an exhibit to the Company’s Form S-1 registration statement on November 12, 2013. The Fifth Amendment extends the expiration date of the Special Use Permit to December 31, 2017.  All other terms and conditions of the Fifth Amendment are consistent with the Special Use Permit. A copy of the Fifth Amendment is attached hereto as Exhibit 10.2 and is incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under the heading “Amendment to Credit Agreement” under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Second Amendment to Credit Agreement

10.2	Amendment No. 5 to U.S. Department of Agriculture Forest Service Term Special Use Permit for Winter Park

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrawest Resorts Holdings, Inc.

	By:	/s/ Travis Mayer
Travis Mayer
Executive Vice President, Chief Financial Officer and Treasurer

Date: April 29, 2015

Exhibit No.	Description
10.1	Second Amendment to Credit Agreement

10.2	Amendment No. 5 to U.S. Department of Agriculture Forest Service Term Special Use Permit for Winter Park